UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2018

Cambium Learning Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34575	27-0587428
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

17855 Dallas Parkway, Suite 400, Dallas, Texas		75287
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (888) 399-1995

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1 933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

VKidz SPA Amendment and Rights Agreement Amendment

On November 8, 2018, Cambium Learning Group, Inc. (the “Company”) entered into the Third Amendment (the “VKidz SPA Amendment”) to the Stock Purchase Agreement (as amended from time to time, the “VKidz SPA”), with Edcity Holding Inc., a Florida corporation (“Edcity”), VSS VKidZ LLC, a Delaware limited liability company (“VSS VKidZ” and together with Edcity, the “Sellers”), VKidz Holdings Inc., a Delaware corporation (“VKidz”), and VSS VKidZ, solely in its capacity as Representative, pursuant to which the Company agreed to acquire from the Sellers all of the issued and outstanding capital stock of VKidz (the “VKidz Acquisition”). As previously disclosed, pursuant to the terms of the VKidz SPA, the Company agreed to issue an aggregate of 6,742,000 shares of its common stock, par value $0.001 per share (the “Common Stock”), subject to adjustment as set forth in the VKidz SPA, as consideration to the Sellers. Pursuant to the VKidz SPA Amendment, in lieu of the shares of Common Stock, the Sellers will receive as consideration an aggregate payment in the amount of $77,533,000 in cash, subject to adjustment as set forth in the VKidz SPA and the VKidz SPA Amendment. In addition, as previously disclosed, on October 12, 2018, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Campus Holding Corp. (“Parent”), a Delaware corporation, and Campus Merger Sub Inc., a Delaware corporation and newly formed wholly-owned subsidiary of Parent, providing for the acquisition of the Company by Parent (the “Merger”). Pursuant to the terms of the Merger Agreement, upon consummation of the Merger, the Sellers were to receive consideration in the form of a fixed per share price of $11.50 per share of Common Stock. The aggregate dollar amount of $77,533,000 to be paid to the Sellers, in accordance with the terms of the VKidz SPA Amendment, upon consummation of the VKidz Acquisition represents the product of (i) $11.50 multiplied by (ii) 6,742,000 shares of Common Stock. The VKidz SPA Amendment was approved by a Special Committee of the Company’s Board of Directors comprised entirely of independent and disinterested directors to evaluate certain aspects of the VKidz Acquisition and the Audit Committee of the Company’s Board of Directors.

In addition, on November 8, 2018, the Company entered into the Amendment (the “Rights Agreement Amendment”) to the Tax Asset Protection Rights Agreement, dated as of September 21, 2016 (the “Rights Agreement”), between the Company and Equiniti Trust Company (successor of interest of Wells Fargo Bank, National Association), as Rights Agent. Pursuant to the terms of the Rights Agreement Amendment, the parties agreed to amend the Final Expiration Date (as defined in the Rights Agreement) to mean the moment in time that is immediately prior to the effective time of the Merger.

The foregoing descriptions of the VKidz SPA Amendment and the Rights Agreement Amendment are qualified in their entirety by reference to the full text of the VKidz SPA Amendment and Rights Agreement Amendment, copies of which are attached hereto as Exhibit 10.1 and 10.2, respectively, and incorporated by reference. Except as expressly modified in the VKidz SPA Amendment and the Rights Agreement Amendment, the VKidz SPA and the Rights Agreement remain in full force and effect.

Item 8.01.	Other Information.

A copy of the audited financial statements for the fiscal year ended December 31, 2017 for VKidz are being voluntarily provided herewith as Exhibit 99.1 for informational purposes only.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on management’s current expectations, the accuracy of which is necessarily subject to risks and uncertainties. These statements are not historical in nature and use words such as “expect,” “anticipate,” “possible,” “project,” “intend,” “forecast,” “plan,” “believe” and other similar expressions or words of similar meaning. Risks and uncertainties include, but are not limited to: conditions to the closing of the proposed transaction, including the obtaining of required regulatory approvals, which may not be satisfied; risks associated with the financing of the transaction; the proposed transaction may involve unexpected costs, liabilities or delays; the business of the Company may suffer as a result of uncertainty surrounding the proposed transaction; the outcome of any legal proceedings related to the proposed transaction; the Company may be adversely affected by other economic, business and/or competitive factors; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the ability to recognize benefits of the proposed transaction; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; and other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all. A further list and description of these risks, uncertainties and other factors can be found in the Company’s Form 10-K for the fiscal year ended December 31, 2017 and the Company’s subsequent filings with the SEC. Any forward-looking statements should be considered in light of these factors. The Company undertakes no obligation to update its forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Third Amendment to Stock Purchase Agreement, dated as of November 8, 2018

10.2	Amendment to Tax Asset Protection Rights Agreement, dated as of November 8, 2018

99.1	Audited Consolidated Financial Statements of VKidz Holdings, Inc. as of and for the year ended December 31, 2017 and accompanying notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBIUM LEARNING GROUP, INC.

	By:	/s/ Barbara Benson
	Name:	Barbara Benson
	Title:	Chief Financial Officer

Date: November 8, 2018